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                                                                   EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


We hereby consent to the incorporation by reference in this Registration Statement of EduTrek International, Inc. on Form S-8 of our report dated June 18, 1997 appearing in EduTrek International, Inc.'s 424(b) Prospectus dated September 23, 1997 and to the reference to us under the heading Experts included in this Registration Statement.


/s/Deloitte & Touche LLP



Atlanta, Georgia
December 2, 1997